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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2006

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                   001-16855                 98-0362785
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


               P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                         N/A
   (Address of Principal Executive Offices)                     (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                      N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     Scottish Re Group Limited's (the "Company") Board of Directors (the "Board") has named Jeffrey P. Hughes as a Director of the Company, effective as of June 22, 2006. Mr. Hughes was elected to the Board at a meeting held on June 22, 2006. Mr. Hughes is Vice Chairman and a founding partner of The Cypress Group, a New York based private equity firm and also the Company's largest shareholder. Mr. Hughes has a lengthy record of business accomplishments and many years of board experience across a range of industries.

     William Spiegel resigned from the Board effective June 22, 2006.



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                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        SCOTTISH RE GROUP LIMITED


                                        By:  /s/ Paul Goldean
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                                             Paul Goldean
                                             Executive Vice President and
                                             General Counsel



Dated:  June 28, 2006


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